                             Letter of Transmittal
                    To Tender Shares of Class A Common Stock
                  And To Tender Shares of Class B Common Stock
                                       of
                              NCS HEALTHCARE, INC.
                       Pursuant to the Offer To Purchase
                              Dated August 8, 2002
                                       by
                             NCS ACQUISITION CORP.,
                          a wholly-owned subsidiary of
                                 OMNICARE, INC.

--------------------------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON THURSDAY, SEPTEMBER 5, 2002, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

             By Mail:                         By Facsimile              By Hand or Overnight Courier:
                                   (for Eligible Institutions only):
   Tender & Exchange Department              (212) 815-6433              Tender & Exchange Department
          P.O. Box 11248                                                      101 Barclay Street
      Church Street Station           For Confirm Only Telephone:         Receive and Deliver Window
     New York, NY 10286-1248                 (212) 815-6212                   New York, NY 10286

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the 'Book-Entry Transfer Facility') pursuant to the procedures set forth in 'The Offer -- Procedure for Tendering Shares' of the Offer to Purchase.

------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) AND SHARES        SHARES OF CLASS A COMMON STOCK TENDERED
        TENDERED APPEAR(S) ON SHARE CERTIFICATE(S))                (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER
                                                                                OF SHARES         NUMBER OF
                                                             CERTIFICATE     REPRESENTED BY        SHARES
                                                             NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                            ------------------------------------------------
                                                            ------------------------------------------------

                                                            ------------------------------------------------

                                                            ------------------------------------------------

                                                            ------------------------------------------------
                                                               TOTAL SHARES
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) AND SHARES        SHARES OF CLASS B COMMON STOCK TENDERED
        TENDERED APPEAR(S) ON SHARE CERTIFICATE(S))                (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER
                                                                                OF SHARES         NUMBER OF
                                                             CERTIFICATE     REPRESENTED BY        SHARES
                                                             NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                            ------------------------------------------------
                                                            ------------------------------------------------

                                                            ------------------------------------------------

                                                            ------------------------------------------------

                                                            ------------------------------------------------
                                                               TOTAL SHARES
------------------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. IF ANY OF THE CERTIFICATES REPRESENTING SHARES
    THAT YOU OWN HAVE BEEN LOST OR DESTROYED SEE INSTRUCTION 9 HEREOF.
------------------------------------------------------------------------------------------------------------

    Holders of outstanding shares of class A common stock, par value $0.01 per share ('Class A Common Stock'), of NCS HealthCare, Inc. (the 'Company') and holders of outstanding shares of class B common stock, par value $0.01 per share ('Class B Common Stock' and, together with Class A Common Stock, the 'Shares'), of the Company whose certificates for such Shares (the 'Share Certificates') are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in 'The Offer -- Procedure for Tendering Shares -- Guaranteed Delivery' of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

LOST CERTIFICATES

[ ] I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED ________ SHARES AND REQUIRE ASSISTANCE IN OBTAINING A REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT THE DEPOSITARY AND/OR THE COMPANY TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution __________________________________________________

Account Number _________________________________________________________________

Transaction Code Number ________________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name(s) of Tendering Stockholder(s) ____________________________________________

Date of Execution of Notice of Guaranteed Delivery _____________________________

Name of Institution which Guaranteed Delivery __________________________________

If delivery is by book-entry transfer:

Name of Tendering Institution __________________________________________________

Account Number _________________________________________________________________

Transaction Code Number ________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to NCS Acquisition Corp., a Delaware corporation ('Purchaser') and a wholly-owned subsidiary of Omnicare, Inc., a Delaware corporation ('Omnicare'), (1) the above-described shares of class A common stock, par value $0.01 per share ('Class A Common Stock'), of NCS HealthCare, Inc., a Delaware corporation (the 'Company'), and (2) the above-described shares of class B common stock, par value $0.01 per share ('Class B Common Stock' and, together with Class A Common Stock, the 'Shares'), of the Company, pursuant to Purchaser's offer to purchase all of the outstanding Shares at $3.50 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 8, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the 'Offer'). We reserve the right to transfer or assign, in whole or from time to time in part, to one or more of our affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve us of our obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

    Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, a 'Distribution')) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates for such Shares (and any Distribution), or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any Distribution) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints designees of Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any Distribution), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distribution) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution).

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in 'The Offer -- Procedure for Tendering Shares' of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated under 'Special Payment Instructions,' please issue the check for the purchase price of any Share Certificates, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under 'Special Delivery Instructions,' please mail the check for the purchase price of any Share Certificates purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both 'Special Payment Instructions' and 'Special Delivery Instructions' are completed, please issue the check for the purchase price of any Share Certificates purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the 'Special Payment Instructions,' to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

----------------------------------------------------      ---------------------------------------------------
           SPECIAL PAYMENT INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTIONS 1, 5, 6 AND 7)                          (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for                      To be completed ONLY if the check for
    the purchase price of Share Certificates                   the purchase price of Share Certificates
    purchased (less the amount of any federal                  purchased (less the amount of any federal
    income and backup withholding tax required                 income and backup withholding tax required
    to be withheld) or certificates for Shares                 to be withheld) or certificates for Shares
    not tendered or not purchased are to be                    not tendered or not purchased are to be
    issued in the name of someone other than                   sent to someone other than the undersigned.
    the undersigned.

    Mail:  Check [ ]  [ ] Certificates to:                     Mail:  Check [ ]  [ ] Certificates to:

    Name: _____________________________________                Name: _____________________________________
                  (Please Print)                                             (Please Print)

    Address: __________________________________                Address: __________________________________

    ___________________________________________                ___________________________________________
                     Zip Code                                                    Zip Code

    ___________________________________________                ___________________________________________
          (Taxpayer Identification No.)                                (Taxpayer Identification No.)
            (See Substitute Form W-9)                                    (See Substitute Form W-9)
----------------------------------------------------      ---------------------------------------------------

--------------------------------------------------------------------------------
                           IMPORTANT -- SIGN HERE
            (ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

   _________________________________________________________________________
                          (SIGNATURE(S) OF OWNERS)

   Dated _______________________________

   Name(s) _________________________________________________________________

   _________________________________________________________________________
                              (PLEASE PRINT)

   Capacity (full title) ___________________________________________________

   Address _________________________________________________________________

   _________________________________________________________________________
                            (INCLUDE ZIP CODE)

   Area Code and Telephone Number __________________________________________

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

                        GUARANTEE OF SIGNATURE(S)
                        (SEE INSTRUCTIONS 1 AND 5)

   Authorized Signature ____________________________________________________

   Name ____________________________________________________________________

   Title ___________________________________________________________________
                              (PLEASE PRINT)

   Name of Firm ____________________________________________________________

   Address _________________________________________________________________
                            (INCLUDE ZIP CODE)

   Area Code and Telephone Number __________________________________________

   Dated _______________________________

                 FOR USE BY FINANCIAL INSTITUTIONS ONLY
      FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE ABOVE
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other 'eligible guarantor institution' (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an 'Eligible Institution'). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled 'Special Payment Instructions' on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in 'The Offer -- Procedure for Tendering Shares' of the Offer to Purchase. Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase. Pursuant to such procedure:
(a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days of the date of execution of such Notice of Guaranteed Delivery, as provided in 'The Offer -- Procedure for Tendering Shares' of the Offer to Purchase.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL SHARES WILL BE PURCHASED. BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING STOCKHOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR PAYMENT OF THE SHARES.

    3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

    4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled 'Number of Shares Tendered.' In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

    6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

    7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under 'Special Payment Instructions.' If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    8. Substitute Form W-9. Under U.S. federal income tax law, the Depositary may be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. To avoid such backup withholding, each tendering stockholder must provide the Depositary with such stockholder's correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on Substitute Form W-9. To satisfy the Depositary that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person's exempt status. Such Forms can be obtained from the Depositary.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED 'GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9' FOR ADDITIONAL DETAILS.

    9. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of a certificate(s) which represented Shares whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling (800) 507-9357. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

    10. Waiver of Conditions. The Conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any shares tendered.

    11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

------------------------------------------------------------------------------------------------------------------------------
                                   PAYER'S NAME: THE BANK OF NEW YORK, AS DEPOSITARY
------------------------------------------------------------------------------------------------------------------------------
                                PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND      __________________________
  SUBSTITUTE                    CERTIFY BY SIGNING AND DATING BELOW                              Social Security Number
  FORM W-9                                                                                                OR
                                                                                               __________________________
  DEPARTMENT OF THE TREASURY                                                                    Employer Identification
  INTERNAL REVENUE SERVICE                                                                             Number(s)
                              ------------------------------------------------------------------------------------------------
                                PART 2 -- EXEMPT FROM BACKUP WITHHOLDING  [ ]                          PART 4 --
                                                                                                    Awaiting TIN [ ]
                              ------------------------------------------------------------------------------------------------
                                PART 3 -- Certification (Under Penalties of Perjury), I certify that:
                                  (1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),
                                  (2) I am not subject to backup withholding because (A) I am exempt from backup withholding,
  PAYER'S REQUEST FOR                 (B) I have not been notified by the Internal Revenue Service (the 'IRS') that I am
  TAXPAYER IDENTIFICATION             subject to backup withholding as a result of failure to report all interest or dividends,
  NUMBER ('TIN') AND                  or (C) the IRS has notified me that I am no longer subject to backup withholding and
  CERTIFICATION                   (3) I am a U.S. person (including a U.S. resident alien).
                              ------------------------------------------------------------------------------------------------
                                CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                SIGNATURE _____________________________________________________ DATE _______________________

                                NAME _______________________________________________________________________________________

                                ADDRESS ____________________________________________________________________________________

                                CITY _______________________ STATE __________________________ ZIP CODE _____________________

------------------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, a portion of all reportable payments made to me will be withheld.

Signature ___________________________________________  Date ____________________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:
                                [Innisfree Logo]

                               501 Madison Avenue
                            New York, New York 10022
                  Stockholders Call Toll-Free: (888) 750-5834
                 Banks and Brokers Call Collect: (212) 750-5833

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.

                            4 World Financial Center
                            New York, New York 10080
                                 (866) 276-1462
                                (Call Toll Free)

August 8, 2002